Dividend Restrictions and Statutory Surplus	12 Months Ended
Dec. 31, 2012
Dividend Restrictions and Statutory Surplus [Abstract]
Dividend Restrictions and Statutory Surplus
16.    Dividend Restrictions and Statutory Surplus

Our business operations are conducted through subsidiaries that principally consist of HMOs and insurance companies. In addition to general state law restrictions on payments of dividends and other distributions to shareholders applicable to all corporations, HMOs and insurance companies are subject to further regulations that, among other things, may require such companies to maintain certain levels of equity and restrict the amount of dividends and other distributions that may be paid to their parent corporations. The additional regulations applicable to our HMO and insurance company subsidiaries are not expected to affect our ability to service our debt or to pay dividends.

Under regulatory requirements at December 31, 2012, the amount of dividends that may be paid by our insurance and HMO subsidiaries without prior approval by regulatory authorities is approximately $1.6 billion in the aggregate.  There are no such restrictions on distributions from Aetna to its shareholders.  Prior to completion of the proposed Coventry acquisition, Aetna is not permitted to declare, set aside or pay any dividend or other distribution other than a regular cash dividend to shareholders in the ordinary course of business consistent with past practice. During 2012, our insurance and HMO subsidiaries paid approximately $2.0 billion of dividends to the Company.

The combined statutory net income for the years ended and combined statutory capital and surplus at December 31, 2012, 2011 and 2010 for our insurance and HMO subsidiaries were as follows:

(Millions)	2012	2011	2010
Statutory net income	$1,813.7	$1,871.7	$1,779.7
Statutory capital and surplus	6,372.8	5,938.6	6,179.2